Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of NI Holdings, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael J. Alexander, President and Chief Executive Officer, and Brian R. Doom, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
March 13, 2019	/s/ Michael J. Alexander
Michael J. Alexander
President and Chief Executive Officer
(Principal Executive Officer)

March 13, 2019	/s/ Brian R. Doom
Brian R. Doom
Chief Financial Officer
(Principal Financial Officer)

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